SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2010

Intelsat S.A.

(Exact Name of Registrant as Specified in Charter)

Luxembourg	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

23, avenue Monterey Luxembourg Grand-Duchy of Luxembourg	L-2086
(Address of Principal Executive Offices)	(Zip Code)

+(352) 24 87 99 20

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address,

If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 9, 2010, Intelsat S.A. issued a press release entitled “Intelsat Reports Record Full Year 2009 Revenue, Growing 6 Percent over Full Year 2008.” A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated March 9, 2010 entitled “Intelsat Reports Record Full Year 2009 Revenue, Growing 6 Percent over Full Year 2008”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2010

INTELSAT S.A.

By:	/S/ MICHAEL MCDONNELL
Name:	Michael McDonnell
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 9, 2010 entitled “Intelsat Reports Record Full Year 2009 Revenue, Growing 6 Percent over Full Year 2008”